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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  January 4, 2002
                                                          ----------------------


                             INTEGRAL SYSTEMS, INC.

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                 (Exact Name of Company as Specified in Charter)


         Maryland                     0-18603                 52-1267968

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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



               5000 Philadelphia Way, Lanham, Maryland 20706-4417

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               (Address of principal executive offices) (Zip Code)


Company's telephone number, including area code: (301) 731-4233
                                                --------------------------------



________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On January 4, 2002, Integral Systems, Inc. (the "Company") dismissed Rubino & McGeehin, Chartered ("Rubino & McGeehin") as the Company's independent auditors and notified Rubino & McGeehin of their dismissal. On January 7, 2002, the Company engaged Ernst & Young, LLP ("Ernst & Young") as the Company's independent auditors to audit the Company's books and records for fiscal year 2002. Each of the dismissal of Rubino & McGeehin and the engagement of Ernst & Young was recommended and approved by the Audit Committee of the Company and was approved by the Board of Directors of the Company on January 4, 2002.

     Rubino & McGeehin's audit reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin's dismissal, there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K, with Rubino & McGeehin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Rubino & McGeehin, would have caused Rubino & McGeehin to make reference to the subject matter of such disagreement(s) in connection with their report.

     During the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin's dismissal, there were no "reportable events," as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K.

     The Company has provided Rubino & McGeehin with a copy of this Form 8-K and has requested that Rubino & McGeehin furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Rubino & McGeehin agrees with the statements set forth above in Item 4 of this Form 8-K and, if not, stating the respects in which Rubino & McGeehin does not agree. A copy of the letter from Rubino & McGeehin to the Securities and Exchange Commission dated January 4, 2002 is filed as Exhibit 16.1 to this Form 8-K.

(b) On January 7, 2002, the Company engaged Ernst & Young as the Company's independent auditors to audit the Company's books and records for fiscal year 2002. During the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the engagement of Ernst & Young, the Company has not consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in the instructions to Form 8-K and the regulations and

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related instructions applicable to Item 4 of Form 8-K, or a "reportable event,"
as that term is defined in the instructions to Form 8-K and the regulations and related instructions applicable to Item 4 of Form 8-K.

     The Company will authorize Rubino & McGeehin to respond fully to any inquiries of Ernst & Young.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  applicable

(b)  Pro Form Financial Information.

     Not applicable

(c)  Exhibits.

     Exhibit 16.1  Letter from Rubino & McGeehin, Chartered

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRAL SYSTEMS, INC.

                                        By: /s/ Steven R. Chamberlain
                                            ------------------------------------
                                            Steven R. Chamberlain
                                            Chairman and Chief Executive Officer

Date:  January 7, 2002


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                                  EXHIBIT INDEX

Exhibit
Number         Description
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16.1           Letter from Rubino & McGeehin, Chartered